BLACKROCK FUNDS II

BlackRock Inflation Protected Bond Portfolio

(the “Fund”)

Supplement dated June 27, 2014

to the Prospectus dated January 28, 2014

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts About BlackRock Inflation Protected Bond Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Martin Hegarty	2010	Managing Director of BlackRock, Inc.
Gargi Pal Chaudhuri	2014	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Funds — How each Fund Invests — About the Portfolio Management Team of the Inflation Protected Bond Portfolio” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE INFLATION PROTECTED BOND PORTFOLIO

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Martin Hegarty and Gargi Pal Chaudhuri are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information” as it relates solely to the Inflation Protected Bond Portfolio is deleted in its entirety and replaced with the following:

The Inflation Protected Bond Portfolio is managed by a team of financial professionals. Martin Hegarty and Gargi Pal Chaudhuri are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Martin Hegarty	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Head of BlackRock’s Global Inflation-Linked Portfolios since 2014 and Co-head thereof since 2010; Managing Director of BlackRock, Inc. since 2010; Director of Bank of America Merrill Lynch from 2005 to 2009; Vice President of Bank of America Merrill Lynch from 2003 to 2005.
Gargi Pal Chaudhuri	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014	Director of BlackRock, Inc. since 2010; Vice President of Jefferies & Co. from 2009 to 2010.

Shareholders should retain this Supplement for future reference.

PRO-BD7-0614SUP